Exhibit 99.2

INVESTOR PRESENTATION | MARCH 2021 Pioneering a prescription digital therapeutics platform for cardiometabolic diseases

Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Mountain Crest Acquisition Corp. II (“Mountain Crest”) and Better Therapeutics, Inc. (“BetterTx” or the “Company”). The information contained herein does not purport to be all - inclusive and none of Mountain Crest, the Company, Cowen & Company, LLC or any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, Cowen & Company, LLC, or any of their respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in the Company. None of Mountain Crest, the Company, Cowen and Company, LLC or any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of Mountain Crest or the Company. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting are strictly confidential and should not be discussed outside your organization. Forward - Looking Statements. Certain statements in this Presentation may be considered forward - looking statements. Forward - looking statements generally relate to future events or Mountain Crest’s or the Company’s future financial or operating performance. For example, statements concerning the following include forward - looking statements: the growth of the Company’s business and its ability to realize expected results; our clinical development pipeline and commercial launch; the viability of its growth strategy, including commercial capability; trends and developments in the industry; the impact of the COVID - 19 pandemic; the advantages and potential of its solution; its visibility into future financial performance; its total addressable market; and the potential effects of the Business Combination on the Company. In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Mountain Crest and its management, and the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Mountain Crest nor the Company undertakes any duty to update these forward - looking statements. Projections . This Presentation contains certain financial forecast information of BetterTx . Such financial forecast information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See "Forward - Looking Statements" above . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Additional Information. In connection with the proposed Business Combination, Mountain Crest intends to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus of Mountain Crest, and after the registration statement is declared effective, Mountain Crest will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Mountain Crest’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Mountain Crest and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Mountain Crest as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mountain Crest Acquisition Corp. II. Participants in the Solicitation . Mountain Crest, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s shareholders with respect to the proposed Business Combination . A list of the names of Mountain Crest’s directors and executive officers and a description of their interests in Mountain Crest is contained in Mountain Crest’s final prospectus relating to its initial public offering, dated January 11 , 2021 , which was filed with the SEC and is available free of charge at the SEC’s website at www . sec . gov, or by directing a request to Mountain Crest Acquisition Corp . II . Additional information regarding the interests of the participants in the solicitation of proxies from Mountain Crest’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available . No Offer or Solicitation . This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, and otherwise in accordance with applicable law . 2

Risk Factors The list below of risk factors has been prepared as part of the Business Combination. The risks presented below are certain of the general risks related to the business of BetterTx and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Mountain Crest and BetterTx with the SEC. If BetterTx cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only risks that BetterTx faces. Additional risks that BetterTx currently does not know about or that it currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in Mountain Crest and BetterTx. Risks Related to BetterTx’s Business - BetterTx has a history of net losses, anticipates increasing expenses in the future, and may not be able to achieve or maintain profitability. - Positive results from pilot studies of BetterTx’s prescription digital therapeutics, including BT - 001, are not necessarily predictive of the results of later stage trials, including BetterTx’s ongoing pivotal study of BT - 001. - If clinical trials of BT - 001 or any of BetterTx’s other prescription digital therapeutics fails to produce results necessary to support regulatory clearance or approval, BetterTx will be unable to commercialize these products. - Interim, “topline,” and preliminary data from BetterTx’s clinical trials may change as more patient data become available and are subject to confirmation, audit, and verification procedures that could result in material changes in the final data. - BetterTx’s prescription digital therapeutics are novel and subject to FDA clearance or approval before being prescribed by physicians. If BetterTx fails to achieve this clearance or approval, BetterTx may be unable to commercialize its products and generate revenue - The insurance coverage and reimbursement status of novel products, such as prescription digital therapeutics, is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for BT - 001 or BetterTx’s other prescription digital therapeutics, if approved, will limit BetterTx’s ability to market those products and decrease BetterTx’s ability to generate revenue. - If patients or physicians are not willing to change current practices to adopt BetterTx’s prescription digital therapeutics, if cleared or approved, BetterTx’s novel prescription digital therapeutics will fail to gain increased market acceptance, and BetterTx’s business will be adversely affected. - Failure to comply with post - clearance or approval regulatory requirements could subject BetterTx to enforcement actions, including substantial penalties, and might require BetterTx to recall or withdraw a product from the market. - The market for prescription digital therapeutics is new, rapidly evolving, and increasingly competitive, as the healthcare industry in the United States is undergoing significant structural change, which makes it difficult to forecast demand for BetterTx’s prescription digital therapeutics, assuming they are cleared or approved. As a result, all projections included herein are speculative and subject to change. - The COVID - 19 pandemic could have an adverse impact on BetterTx’s business, operations, and the markets and communities in which it operates. - BetterTx is subject to data privacy and security laws and regulations governing BetterTx’s collection, use, disclosure, or storage of personally identifiable information, including protected health information and payment card data, which may impose restrictions on BetterTx and BetterTx’s operations and subject BetterTx to penalties if it is unable to fully comply with such laws. - BetterTx may be subject, directly or indirectly, to federal and state healthcare fraud and abuse laws, false claims laws health information privacy and security laws, and other health care laws and regulations. If BetterTx is unable to comply, or have not fully complied, with such laws, BetterTx could face substantial penalties. - BetterTx may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm BetterTx’s business and results of operations. Risks Related to the Business Combination - The consummation of the Business Combination is subject to a number of conditions, including entry into a definitive agreement and plan of merger (the “Merger Agreement”), and if those conditions are not satisfied or waived, the Merger Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. - There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better economic position. - If the Business Combination benefits do not meet the expectations of investors or securities analysts, the market price of Mountain Crest’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. - Potential legal proceedings in connection with the Business Combination, the outcomes of which may be uncertain, could delay or prevent the completion of the Business Combination. 3

TRANSACTION OVERVIEW 4 Better Therapeutics has agreed to a proposed business combination with Mountain Crest Acquisition Corp. II Transaction Structure $57.5M SPAC; $50.0M PIPE Use of Proceeds The company intends to use the net proceeds from this transaction to advance its clinical pipeline and for general corporate purposes Valuation $150.0M on a pre - $ and pre - PIPE transaction equity value basis Timeline Proposed transaction announcement date in early April

David Perry Co - Founder, Executive Chairman 5 Kevin Appelbaum Co - Founder, Chief Executive Officer CEO of Tria Beauty • Created a new category of skincare by being the first to bring FDA - regulated ( 510 k) medical lasers (class II) over - the - counter for home use • Scaled from pre clinical to global commercial operations • Acquired in 2016 Senior Vice President, Growth & Innovation at Sephora • Led digital transformation of multi - billion dollar retailer CEO of Tavolo • Joint venture with the Culinary Institute of America • Focus on improving culinary literacy to improve health • Acquired in 2000 Prior marketing / GM roles with Procter & Gamble & PepsiCo Founder and CEO of 3 multi - billion dollar companies Founding CEO of Indigo Agriculture • Grew value to over $3.5B over 5 years while raising $1.2B • First Ag Tech company to be valued over $1B • Named #1 on CNBC’s “Top Disrupter” list in 2019 Co - Founder and CEO of Anacor Pharmaceuticals • CEO from founding in 2002 through 2014 • Led company through IPO in 2010 • Sold to Pfizer in 2016 for $5.5B Founder and CEO of Chemdex • First business to business marketplace • Led IPO in 1999 • Was briefly the fastest company to reach a $10B market cap

6 A Digital Therapeutics Platform – delivering novel cognitive behavioral therapy targeting the root causes of cardiometabolic diseases Demonstrated Results – clinically meaningful results in multiple trials for Type 2 Diabetes and Hypertension Major Market Opportunities – $490 billion 1 spent in treating the effects of cardiometabolic diseases each year, while leaving the causes in place Platform Leverage – because we treat common root causes, we believe can rapidly iterate our software and efficiently advance our pipeline with minimal product changes Next Generation Therapeutics: Using Software Instead of Drugs 1 . Mil k e n Instit ut e . 201 7 .

0 2 7 . 5 55 82 . 5 110 1965 1 9 75 1985 1995 2005 2015 We are spending more and more money to get worse and worse outcomes THE PROBLEM DIABETES Americans Diagnosed with Diabetes (millions) US Healthcare Expenditures ($ in trillions) $4 $3 $2 $1 Americans Diagnosed with Hypertension (millions) US Healthcare Expenditures ($ in trillions) HYPERTENSION 0 7 . 5 15 2 2 . 5 30 1965 1 9 75 1985 1995 2005 2015 $4 $3 $2 $1 CORONARY ARTERY DISEASE Americans Diagnosed with Heart Disease (millions) US Healthcare Expenditures ($ in trillions) OBESI T Y Americans Diagnosed with Obesity (millions) US Healthcare Expenditures ($ in trillions) 4 . 5 9 1 3 . 5 18 0 1965 1 9 75 1985 1995 2005 2015 $4 $3 $2 $1 25 50 75 100 0 1965 1 9 75 1985 1995 2005 2015 $4 7 $3 $2 $1

Hypertension (high blood pressure) Type 2 Diabetes (high blood sugar) 35M people $52B Rx drug spending 70M people $30B Rx drug spending Hyperlipidemia (High cholesterol) 40M people $28B Rx drug spending We are spending over $100B/year on drugs that treat the effects of just three diseases, none of which address the underlying causes THE PROBLEM Root Causes Poor diet Sedentary lifestyle Stress Poor sleep Alcohol, Tobacco 8

THE PROBLEM

There is ample evidence that focused Cognitive Behavioral Therapy (CBT) is effective at treating cardiometabolic diseases. However, traditional methods of CBT (1 on 1 or group therapy) are neither scalable nor affordable for the broader population.

"The results of this study show that PC-CBT lifestyle intervention [for patients with cardio-metabolic syndrome] leads to remarkable reductions in waist circumference, fasting serum-triglycerides levels, resting systolic blood tension, and improved quality of life when compared to the control group" [1]

"The results of this meta-analysis showed that CBT can be effective in reducing depression symptoms and fasting glucose in diabetes patients with comorbid depression as well as in improving quality of life and anxiety in the long-term." [2]

Treatment plans to treat cardio metabolic diseases with CBT are **not standardized** and different health professionals have different levels of success with their patients

Patients must commit to **8 - 20 CBT sessions** with their healthcare professional.[3]

Psychotherapists charge **upwards of $100/hour** and not all patients have insurance that covers treatment. [4]

Sources: 1. Zhang, Y., Mei, S., Yang, R. et al. Effects of lifestyle intervention using patient-centered cognitive behavioral therapy among patients with cardio-metabolic syndrome: a randomized, controlled trial. BMC Cardiovasc Disord 16, 227 (2016) 2. Li C, Xu D, Hu M, Tan Y, Zhang P, Li G, Chen L. A systematic review and meta-analysis of randomized controlled trials of cognitive behavior therapy for patients with diabetes and depression. J Psychosom Res. 2017 Apr;95:44-54. 3. Turner, J. The use of cognitive behavioral therapy in diabetes care: A review and case study. Journal of Diabetes Nursing 14, 3 (2010); Mayo Clinic Cognitive Behavioral Therapy primer 4. Anxiety and Depression Association of America

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Better Therapeutics was founded on the hypothesis that we could create software that would change patient behavior and treat underlying causes of cardiometabolic diseases; 10 and deliver it in a scalable and affordable mobile application

Our first submission will be a de novo classification request 11 Subsequent submissions may be 510(k)s Pear Therapeutics, Akili Interactive, Apple, Lilly, and Verily have received clearances via this approach in recent months In 2017, the FDA established a pathway for the approval of software REGULATORY PATHWAY

Both patients and healthcare providers are highly interested in treatment alternatives that address the underlying causes of disease 6% 19% 31% 38% 6% 1 2 3 4 5 6 7 P atient A v e r age 5 . 8 / 7 Patient Qualitative Research Results (n=20) 69% r a t e it a 6 or 7 5 2% 28% 14% 7% 1 2 3 4 5 6 7 Provider Average 6 .2 / 7 12 Provider Qualitative Research Results (n=30) 80% r a t e it a 6 or 7 PROVIDER DEMAND Source: Better Therapeutics Market Research, Oct 2020

PAYER COVERAGE Payer research supports our pricing assumption • Blinded interviews conducted with 8 key decision - makers across Commercial, Medicare and Medicaid payers • Payers responded favorably to BT - 001 target product profile with a willingness to reimburse within the range of other branded T2D treatments • Payers indicated a high willingness to pay in our current forecasted pricing range BT - 001 Launch Price $100 $600 $500 $400 $300 $200 $ 7 00 $800 $900 $1, 000 High Risk 13 • At this price range, payers will likely attempt to strictly manage BT - 001 beyond label • Not covered, Medical Exception only Moderate Risk • Payers will likely start implementing stricter management on par with branded, non - preferred T2D treatments • Patient population may be restricted to inclusion/exclusion criteria from clinical trial Low Risk • Payers will likely cover with non - limiting criteria similar to branded, preferred T2D treatments >$600 $250 - $600 B T - 001 Expec t ed Price Range $100 - $250

Now is a unique time to build a very valuable company; one that is based on Prescription Digital Therapeutics We can’t continue to pay more money for worse outcomes CBT is well established to treat the underlying causes of these diseases Better Therapeutics has created a software platform that has demonstrated clinically meaningful results in multiple trials The FDA has established a pathway for the regulation of this type of novel technology and multiple companies have used it successfully Payers are increasingly interested in these solutions and PBMs have created contracting capabilities The field of digital health has significant momentum 14

MECHANISM OF ACTION We have created a software platform that has demonstrated clinically meaningful results in multiple trials A R TIFICIA L INTELLIGENCE NEUROSCIENCE LIFE S T YL E MEDICINE Behavioral Therapy Changes thoughts and beliefs so that difficult behavior changes are possible. Builds the acceptance and resilience needed to handle challenging obstacles and emotions. Treatment Plans Guides changes in dietary behavior and physical activity, while improving medication adherence and self - monitoring. Personalization A pre - programmed treatment algorithm dynamically adjusts goals to maximize treatment response, and provides a feedback loop that sustains engagement. 15

Clinical Data 16

1. The Effect of Oral Anti - diabetic Agents on A1C Levels, Diabetes Care, Volume 33(8); 2010 Aug. 2. Global Sales metrics from FiercePharma, Zion Market Research. 3. 74% of studies between 12 - 24 weeks. 4. Treatment efficacy of anti - hypertensive drugs in mono therapy or combination. Medicine (2016) 95:30. Better (n= 6 7) O r al Anti Diab e t e s Medications 1 (n=27k) Annual US Sales N/A $30B+ 2 Baseline, A1c 8.2% 6.6 - 10.0% A1c Change - 1.1% - 0.5 to - 1.25% Duration of Treatment, weeks 12 12 - 5 2 3 Better (n=1 7 2) O r al Anti Hyper t ensi v e Medications 4 (mon o the r a p y , n=94k) Annual US Sales N/A $20B+ 5 Baseline BP, Systolic / Diastolic, mmHg 139 / 86 N/A Blood Pressure change - 12 / - 6 - 10 t o - 15 / - 8 t o - 10 Duration of Treatment, weeks 9 >= 8 Hyper t ension Peer - reviewed and published, April 2019 Type 2 Diabetes Peer - reviewed and published, F ebrua ry 2018 In early feasibility studies, we observed that our mobile app generated results similar to drug therapy when paired with health coaches 17 CLINICAL IMPACT

1 18 The FDA approvable endpoint for drugs is a reduction in A1c of - 0.4% compared to control after 12 weeks of treatment 2 Type 2 diabetes is defined as an A1c of 6.5% or higher Change in Fasting Blood Glucose (n = 80, enrolled with baseline A1c 7.0 to 11.0%) 2 All Study W eek Mean (mg/dL) Es t . A1c Change 1 2 - 8.9 - 0.4% 4 - 17.9 - 0.8% 6 - 23.9 - 1.0% 8 - 24.4 - 1.1% 10 - 21.6 - 0.9% 12 - 22.6 - 1.0% Clinical Observations G r ea t er than e xpec t ed chang e s in f asting blood glucose were observed Da t a quality is high in f r equen c y , p r e v alen c e and consistency of self - reporting Greater engagement with behavioral therapy content results in greater improvement in blood glucose ; even a low level of use resulted in meaning ful imp r o v ement Our most recent pilot studied the effectiveness of the software alone, and we observed results similar to what was shown in earlier studies TYPE 2 DIABETES PILOT STUDY

Clinical Development Plan 19

PIVOTAL TRIAL SUMMARY - BT-001

A single pivotal trial to seek FDA authorization for the treatment of type 2 diabetes is underway and we expect data in Q4 2021

Sample Size: 648 participants with type 2 diabetes located in 5 geographically distinct US regions

Power: 90% power to detect 0.4% A1c difference with 0.05 alpha

Inclusion: 18-75 years old; baseline A1c 7% or above but less than 11%; stable drug regimen for 4 months prior to randomization

Exclusion: Use of prandial insulin; unstable A1c during 4 week run-in period; any unstable life-threatening medical condition; COVID-19

Randomization: 1:1 randomization to Standard of Care arm (control) or Standard of Care + BT-001 arm (intervention)

Primary Efficacy Endpoint: Day 90 A1c (difference in the mean change from baseline in A1c between groups)

Secondary Efficacy Endpoint: Day 180 A1c (difference in the mean change from baseline in A1c between groups)

Primary Safety Endpoint: Occurrence, relatedness & severity of adverse events at Day 90

Secondary Safety Endpoint: Occurrence, relatedness & severity of adverse events at Day 180

Exploratory Endpoints: Changes in insulin resistance, blood lipids, inflammation, blood pressure, cardiovascular risk score, weight, medications, quality of life; NPS (BT-001 only)

Expected Timeline

Milestone	Date
First Patient Screened	Feb-21
First Patient Randomized	Apr-21
Interim Data	Aug-21
Primary Endpoint Data	Oct-21
Last Patient Out	Dec-21
Secondary Endpoint Data	Jan-22

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CLINICAL DEVELOPMENT Q 1 2021 Q2 2021 Jan Feb Mar Q3 2021 Apr May Jun Q4 2021 Jul Aug Sep Q 1 202 2 Oct Nov Dec Q2 2022 Q3 2022 Type 2 Diabetes (T2DM)* T2DM w/ Hypertension Hypertension Tx Resistant Hypertension Hyperlipidemia Familial Hyperlipidemia Hypertriglyceridemia NAFLD N A SH Chronic Kidney Disease Pivotal Pil o t FDA Review $ 3 . 7M $575k $3.5M $ 4 75k $3.75M $ 4 . 0M $ 4 . 0M $620k We believe we can develop this pipeline faster and at less cost than traditional therapeutics, allowing us to scale much more quickly. Q4 2022 Q 1 2023 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Q2 2023 Q3 2023 Q4 2023 Q 1 20 2 4 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FDA Review FDA Review $3.5M FDA Revie FDA Revie $3.75M 21

Commercial Launch Plans for BT - 001 22

In the current treatment paradigm, disease symptoms worsen and healthcare costs increase for the remainder of life. Advanced Comorbidities Diagnosis Additional Non - Insulin Treatments Progression of Disease Pre - Diabetes / At - Risk Stage +1.8x drug cost / patient / y ear +3.2x drug cost / patient / y ear Non - Insulin Treatment Insulin Treatment Number of Patients 23

By treating the underlying causes of disease, we make a new paradigm possible; one in which disease progression stops and many patients are cured. Insulin Treatment Diagnosis Non - Insulin Treatment Additional Non - Insulin Treatments Progression of Disease Pre - Diabetes / At - Risk Stage Reduce the number patients who progress to insulin treatment Reduce the number of patients who start drug treatment Advanced Comorbidities Number of Patients 24

12 M Patients with uncontrolled diabetes and A1c 7 - 11% 73 % Covered by Commercial Payers or Medicare Part D $ 4 , 500 Annual diabetes drug costs per patient IMMEDIATE TOTAL ADDRESSABLE MARKET (TAM) In diabetes alone, there is over $40B of addressable drug spending on insured patients with uncontrolled diabetes. = $ 40 B Total Addressable Market 25

$0 $30 $60 $90 $120 2030 w/BT - 001 authorized $15B $40B $105B Diabetes drug spending is expected to grow by 2.5x over the next 10 years, but our approach could begin to reduce the cost of treating diabetes and almost every other metabolic disease. $93B 2010 Y e s t e r d a y 26 2020 Today 2030 Tomorrow IMMEDIATE TOTAL ADDRESSABLE MARKET (TAM)

Physician examines patient By choosing to seek FDA authorization for our products, we seek to fit seamlessly within the existing healthcare system to enable adoption and scale, while only changing the form of therapy Physician diagnoses patient Physician prescribes therapy Payer reimburses like a drug New Product Form requiring P a t i e n t + P r o v i d e r E d u c a t i o n NEW BUSINESS MODEL Aligned with Existing Clinical Guidelines Patient remains in care of physician 27

P atients 0 5 , 75 0 , 000 11,500,000 1 7 ,25 0 , 000 23,000,000 0 10 0 , 000 200,000 Primary Care Providers 30 0 , 000 40 0 , 000 38 8 , 7 17 28 2 2 4 , 364 162,082 121,206 9 0 , 558 6 6 , 2 49 4 6 , 468 2 3 , 592 1 6 , 998 6 , 636 PROVIDER ENGAGEMENT 86% of type 2 diabetes patient care (pre insulin) is delivered by primary care providers. Care is concentrated, with a small portion of providers caring for a disproportionate number of patients. Primary Care Providers include: Family Practice, Internal Medicine, General Medicine and Geriatric Physicians, Nurse Practitioners and Physicians Assistants 4% of Primary Care Providers Treat 20% of Patients Source: The State of Primary Care in the United States. 2018.; Metformin 2020 Medicare Prescription Data

GO-TO-MARKET

We plan to build a commercial capability to launch BT-001 and scale an emerging portfolio of digital therapeutics in primary care.

Commercial Team Composition

Role	Focus	Sizing 6 Mos. Post Clearance	Annualized Cost
Provider Engagement	Health System support, high priority provider relationships and patient education	~100	$25M
Medical Liaisons	KOL engagement; Early Experience Program Support	~8	$2 M
Payer Executives	Interface with payers to obtain coverage and access to BT-001	~4	$1 M
Patient Services Specialists	Patient focused, coordinated virtual support for information and reimbursement support	~7	$1 M
	Total	120	$30M

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Clinical Impact (A1c Reduction) T rulicity (GL P - 1 R A Inj.) Rybelsus (GL P - 1 R A O r al) Jardiance (SGLT2) Janum e t (DPP4) 1 . 0% 0.8% 0 . 9% 1.2% 1 . 7 % Type 2 Diabetes Branded Drug 3 Year Costs T rulicity (GL P - 1 R A Inj.) Rybelsus (GL P - 1 R A O r al) Jardiance (SGLT2) Janum e t (DPP4) $0 $11 , 000 $ 2 2 , 000 $ 2 , 7 30 $12,073 $1 3 , 985 $2 0 , 6 7 8 $21 , 3 36 BT - 001 (Pilot Data) 3 3 0 0 Type 2 Diabetes Branded Drug 30 - day WAC T rulicity (GL P - 1 R A Inj.) Rybelsus (GL P - 1 R A O r al) Jardiance (SGLT2) Janum e t (DPP4) $0 $200 $400 $600 $800 $3 4 7 $4 5 1 $ 5 2 2 $ 7 7 2 $7 9 7 B T - 00 1 B T - 00 1 REIMBURSEMENT BT - 001 is expected to both improve patient outcomes and save payers money B T - 001 e xpec ted price range

Financial Forecast 31

R e v enu e s $0 $100 $200 $300 $400 2021 20 2 2 2023 (Launch Year) 20 2 4 2025 $390 $88 $7 G r o s s P r o fit - $100 $0 $100 $200 $300 $400 2021 20 2 2 2023 20 2 4 2025 $310 $63 $1 - $2 $0 EBIT - $140 32 - $105 - $7 0 - $35 $0 $35 2021 20 2 2 2023 20 2 4 2025 $16 - $132 - $117 - $43 - $23 Better Therapeutics has the opportunity to create a valuable company based on diabetes revenues alone

Platform Net Revenue $600 $1,200 $1 , 800 $2 , 400 $ 3 , 000 2021 20 2 2 2023 20 2 4 2025 2026 20 2 7 T2D HTN HLD NAFLD N A SH CKD 33 And Better Therapeutics’ platform creates the opportunity to build a best in class Prescription Digital Therapeutics company Projections assume 6% peak market share for BT - 001 NE T RE VENUE S (I N MILLIONS) $0 $7 $88 $405 $1,209 $2 , 532 $0

FINANCIAL HIGHLIGHTS $40.8M Gross Proceeds Raised Sin c e Compa n y F ormation in 2015 $3.9M as of 3/14/21 Cash & Cash Equivalents $.6M as of 3/14/21 Debt (PPP loan which is expected to be forgiven) 34 Seed: $2 . 0M Q4 2015 Seri e s A: $ 2 2.2M Q4 2017 Simple A g r eements f or F u tu r e E quity: $1 6 . 6M Q3 2020 - Q1 2021

Pro Forma Shares & Ownership at Transaction Closing (in millions) PF Shares Ownership SPAC Sponsor Shares SPAC Sponsor Shares (Mountain Crest) SPAC Sponsor Shares (Better Tx) Public Shareholders Better Tx Equity Roll - Over PIPE Private Placement Shares Underwriter’s Shares Shares from Rights 1.4 1.2 0.2 5.8 15.0 5.0 0.2 0.2 0.6 5.1% 4.4% 0.7% 20.4% 53.2% 17.7% 0.7% 0.7% 2.1% Pro Forma Total Shares Outstanding 28.2 100.0% Total Equity Value ($10 per share) Less: Net Cash $282 (98) Pro Forma TEV $184 35 Sou r c e s Common Stock Issued to Seller $150 Cash Held in Trust (Net of Redemptions) $58 Cash from Target Balance Sheet – PIPE $50 Total Sources $258 Us e s Common Stock Issued to Target $150 Cash out to Seller – Payment of Transaction Expenses $10 Cash to Balance Sheet $98 Total Uses $258 TRANSACTION DETAIL

FINANCING PLAN

We expect multiple value creation milestones over the next two years


Start of Pivotal [T2D]
Announce SPAC Transaction
1st ACO Partnership
Close SPAC Transaction
Enrollment Complete [T2D]
Interim Data [T2D]
Add'l ACO Partnerships
Primary Endpoint [T2D]
Pilot Data [BT-002, -003]
6 mon. ACO data
Secondary Endpoint [T2D]
FDA Submission [T2D]
Start of Pivotal [BT-002, -003]
12 mon. ACO data
FDA Authorization [T2D]
Pilot Data [BT-004]
Q1 2021
Cumulative Cash: $4M
Q2 2021
$10M
Q3 2021
$16M
Q4 2021
$23M
Q1 2022
$31M
Q2 2022
$42M
Q3 2022
$53M
Q4 2022
$65M

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